UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1.             Report to Stockholders

Mairs and Power

Balanced Fund, Inc.

ANNUAL REPORT

December 31, 2005

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

February 10, 2006

To Our Shareholders:

Fourth Quarter Results

The overall stock market performed reasonably well in the final quarter reflecting the continuing strong growth in corporate profits, perceived strength in the economy and a favorable outlook for inflation reflecting some weakness in energy prices.  However, the bond market struggled in the face of continued upward pressure at the short end of the interest rate curve.  Despite problems in the bond market, the Balanced Fund turned in a respectable performance showing a total investment return of 2.2% after considering the reinvestment of dividends and capital gains.  This compares to a slightly lower return of 2.1% for both the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index and only 0.6% for the Lehman Bros. Gov’t/Credit Bond Index.  The Fund also did better than an average return of 1.6% for a peer group universe of balanced funds as measured by Lipper for this period.

The economy turned out to be weaker than most observers had expected in the fourth quarter with a recently released preliminary estimate showing only a 1.1% growth in real Gross Domestic Product.  The major cause of the disappointing showing was a sharp slowdown in consumer spending, mainly for automobiles and housing.  Other contributing factors included a 13% decline in defense spending related to the timing of appropriations and a greater than expected increase in imports.  Business spending for equipment and software also showed some softness, but still increased a respectable 3.5%.  Corporate profits are estimated to have continued to increase at an impressive rate of nearly 14%.

While the Federal Reserve continued its recent pattern of increasing short-term interest rates, longer term rates have remained relatively stable suggesting a rather benign outlook for inflation.  However, the gradual rise in short-term interest rates relative to longer term rates has finally resulted in an interest rate curve inversion whereby short rates are now slightly higher than longer term rates.

Fourth quarter stock market gains were mostly concentrated in economically sensitive sectors such as basic industrials (chemicals, containers and packaging, metals and mining, and paper and forest products) and transportation (airlines, air freight and logistics, railroads and trucking). Financials also benefited from the expectation of steady to lower interest rates in the future resulting from a lessening of inflationary pressures due to lower energy costs.  Finally, unlike previous quarters, oil and gas and utilities were the poorest performing sectors.  Among holdings in the Fund, eFunds (+24.5%), J. P. Morgan Chase (+17.0%), Merck (+16.9%) and Schlumberger (+15.1%) did the best while Sturm, Ruger (-23.8%), Exxon Mobil (-11.6%), BP plc (-9.4%) and MTS Systems (-8.4%), fared the worst.

2005 in Review

The full year of 2005 proved to be quite challenging for most investors.  While all the major market indices were in positive territory, representation in energy and utility sectors accounted for nearly all of the gains.  Performance for the Balanced Fund was helped by a slight over-weighting in energy on the equity side of the portfolio, but adversely affected by having 35% of the total portfolio invested in relatively poor performing fixed income securities.  During the year, the Fund achieved a total investment return of 4.5% after adjustment for the reinvestment of dividends and capital gains.  This compared to returns of 1.7% for the DJIA, 4.9% for the S & P 500 and 2.3% for the Lehman Bros. Gov’t/Credit Bond Index.  A benchmark composite index (made up of 60% S &P 500 and 40% Lehman Bros. Gov’t/Credit Bond Index) returned a lesser 4.0% while a comparable peer group universe of balanced funds as measured by Lipper produced a slightly greater average return of 4.7% for the year.

When viewing investment results, investors should always consider longer term periods of time as well as the most recent period.  In this regard, the Balanced Fund compares very well relative to both the popular market averages as well as other comparable funds over a five year period.  The Fund produced an average annual return of 5.6% for the five year period ending December 31, 2005 compared to respective returns of only 2.0% and 0.6% for the DJIA and the S&P 500, but somewhat below 6.1% for the Lehman Bros. Gov’t/Credit Bond Index.  The benchmark composite index had an average return of 2.8% and a peer group universe of balanced funds as measured by Lipper had an average return of 2.7% over the same five year period.

Despite a slowdown in the fourth quarter, the 2005 economy proved remarkably resilient in the face of rising energy costs and several interest rate increases by the Fed.  Preliminary indications are that real GDP increased 3.5% compared to 4.2% the previous year in 2004.  Both years experienced a rate of growth above the long-term average of slightly better than 3% and benefited from relatively strong trends in consumer and business spending.  Corporate profits continued their strong recovery in recent periods showing another year of “low teens” growth.

Outlook for 2006

Prospects for the economy over the coming year appear to be positive.  The recent slowdown may prove to be short-lived given recent trends in employment and new durable goods orders. However, higher interest rates and growth in installment debt during recent years may restrain consumer spending to some extent.  This suggests that future GDP growth may be more in line with the long-term historical rate of approximately 3% even though business and government spending continue to be reasonably strong.  Corporate profit growth is also expected to slow but still remain close to “double digit” levels due to some incremental improvement in profitability.

The major uncertainty looking ahead appears to be the trend in energy costs.  If crude oil remains above $60 per barrel for an extended period of time, consumer spending may be affected more than is currently expected.  Moreover, a ripple effect throughout the cost structure of most corporations would likely result in a higher rate of inflation.  This in turn could lead to additional Fed action to raise interest rates to a higher level than presently contemplated resulting in problems for both the bond and stock markets.

Assuming some moderation in energy costs, and that corporate profits continue growing at an above average rate, the outlook for the stock market appears attractive.  Current valuation levels (16x estimated 2006 operating earnings for the S & P 500) seem reasonable relative to both historical levels as well as the prevailing level of interest rates.

Co-Manager Appointment

Effective January 1, 2006, Ronald L. Kaliebe, Vice President, Mairs and Power, Inc. has been appointed to serve as co-manager of the Mairs and Power Balanced Fund.  Ron joined Mairs and Power, Inc. in 2001 after serving in various investment positions with a number of other major organizations.

William B. Frels
President

PERFORMANCE INFORMATION

Comparison of the change in value of a $10,000 investment in the Mairs and Power Balanced Fund, Inc. (the Fund), the S & P 500 Index, the Composite Index and the Consumer Price Index (CPI) from 12-31-95 to 12-31-05 (unaudited)

* Composite Index – 60% S & P 500 and 40% Lehman Bros. Gov’t/Credit

Average Annual Total Returns (for periods ending December 31, 2005)

	1 Year	5 Years	10 Years	20 Years
Mairs and Power Balanced Fund	+4.5%	+5.6%	+10.7%	+11.2%

Past investment results do not gaurantee future performance.  Please note that the above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO DIVERSIFICATION (unaudited)	as of December 31, 2005

The Fund’s asset allocations may vary over time according to changes in the portfolio.

Asset Allocation	Percentage (%) of Total Net Assets
Fixed Income Securities	35.0%
Common Stock	62.7%
Cash Equivalents	1.7%
Other Assets and Liabilities	0.6%
100.0%

TOP TEN STOCK HOLDINGS (unaudited)	as of December 31, 2005

The Fund’s top ten stock holdings may vary over time according to changes in the portfolio.

Top Ten Holdings	Percentage (%) of Total Net Assets
3M Co. (MMM)	3.3%
Emerson Electric Co. (EMR)	3.1%
Wells Fargo & Co. (WFC)	2.8%
The Valspar Corp. (VAL)	2.6%
Graco Inc. (GGG)	2.4%
H. B. Fuller Co. (FUL)	2.2%
Briggs & Stratton Corp. (BGG)	2.0%
Pentair, Inc. (PNR)	1.9%
Burlington Resources Inc. (BR)	1.8%
Merrill Lynch & Co., Inc. (MER)	1.8%
23.9%

SCHEDULE OF INVESTMENTS

December 31, 2005

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES 35.0%

	FEDERAL AGENCY OBLIGATIONS 20.4%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$493,825
250,000	Federal Home Loan Bank	5.00%	12/20/11	246,595
500,000	Federal Home Loan Bank	5.00%	03/28/11	494,681
250,000	Federal Home Loan Bank	5.44%	12/23/14	247,228
500,000	Federal Home Loan Bank	5.25%	02/17/15	491,788
500,000	Federal Home Loan Bank	5.55%	05/04/15	495,226
500,000	Federal Home Loan Bank	5.60%	08/24/15	495,393
500,000	Federal Home Loan Bank	6.00%	11/16/15	500,836
500,000	Federal Home Loan Bank	6.00%	11/17/15	497,674
500,000	Federal Home Loan Bank	5.55%	02/15/18	490,762
300,000	Federal Home Loan Bank	5.70%	02/20/18	295,779
500,000	Federal Home Loan Bank	5.70%	03/23/18	492,805
250,000	Federal Home Loan Bank	5.65%	08/13/18	245,706
500,000	Federal Home Loan Bank	6.00%	07/26/19	494,540
250,000	Federal Home Loan Bank	6.25%	12/29/20	248,650
500,000	Federal Home Loan Bank	5.75%	03/23/22	486,404
500,000	Federal Home Loan Bank	6.00%	08/25/22	491,630
500,000	Federal Home Loan Bank	6.00%	09/01/22	491,556
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/13/20	487,195
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/26/20	492,286
250,000	Federal Home Loan Mortgage Corporation	5.75%	11/15/21	246,593
250,000	Federal Home Loan Mortgage Corporation	6.00%	12/30/22	247,444
500,000	Federal National Mortgage Association	5.55%	06/08/15	495,683
500,000	Federal National Mortgage Association	5.55%	06/29/15	495,648
500,000	Federal National Mortgage Association	5.40%	02/23/17	489,929
500,000	Federal National Mortgage Association	5.60%	03/28/17	492,541
250,000	Federal National Mortgage Association	5.50%	04/08/19	243,407
250,000	Federal National Mortgage Association	5.52%	04/12/19	243,597
250,000	Federal National Mortgage Association	6.00%	05/03/19	247,909
250,000	Federal National Mortgage Association	6.00%	05/24/19	247,636
500,000	Federal National Mortgage Association	5.00%	07/26/19	489,065
250,000	Federal National Mortgage Association	5.63%	08/05/19	244,557
500,000	Federal National Mortgage Association	5.50%	02/10/20	489,386

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	5.50%	02/27/20	$493,418
500,000	Federal National Mortgage Association	5.50%	02/28/20	485,099
500,000	Federal National Mortgage Association	5.65%	03/09/20	488,042
500,000	Federal National Mortgage Association	5.75%	03/09/20	490,021
500,000	Federal National Mortgage Association	5.75%	03/16/20	489,479
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	993,041
500,000	Federal National Mortgage Association	6.00%	04/28/20	493,687
500,000	Federal National Mortgage Association	6.00%	05/19/20	493,658
500,000	Federal National Mortgage Association	5.81%	06/30/20	490,492
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	977,626
500,000	Federal National Mortgage Association	6.00%	08/10/20	492,789
500,000	Federal National Mortgage Association	6.00%	08/18/20	492,746
500,000	Federal National Mortgage Association	6.00%	08/25/20	489,835
500,000	Federal National Mortgage Association	6.00%	10/13/20	490,778
400,000	Federal National Mortgage Association	6.00%	08/16/22	392,966
500,000	Federal National Mortgage Association	6.00%	03/21/25	490,410
500,000	Federal National Mortgage Association	6.00%	04/04/25	490,028
500,000	Federal National Mortgage Association	6.00%	06/02/25	490,346
500,000	Federal National Mortgage Association	6.00%	07/11/25	490,413
500,000	Federal National Mortgage Association	6.00%	10/06/25	487,517
				24,056,345
	CORPORATE BONDS 14.2%
	FINANCIAL 5.6%
250,000	Stilwell Financial Inc.	7.00%	11/01/06	252,784
250,000	Ford Motor Credit Co.	6.50%	01/25/07	241,868
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	258,355
248,000	Ford Motor Credit Corp.	7.375%	10/28/09	219,948
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	233,472
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	229,784
250,000	Ford Motor Credit Corp.	5.30%	04/20/11	178,842
250,000	Household Finance Corp.	6.375%	10/15/11	264,269
200,000	Ford Motor Credit Corp.	7.00%	11/26/11	150,347

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$250,000	General Motors Acceptance Corp.	7.00%	02/01/12	$226,732
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	289,157
250,000	Allstate Corp.	7.50%	06/15/13	287,048
500,000	Harleysville Group	5.75%	07/15/13	487,576
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	449,811
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	302,535
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	186,525
250,000	Lincoln National Corp.	7.00%	03/15/18	279,702
500,000	Provident Cos.	7.00%	07/15/18	517,027
250,000	Berkeley (WR) Corp.)	6.15%	08/15/19	251,587
250,000	Household Finance Corp.	5.25%	06/15/23	231,300
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	304,594
250,000	Provident Cos.	7.25%	03/15/28	257,926
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	528,853
				6,630,042
	INDUSTRIAL 7.0%
250,000	Lucent Technologies	7.25%	07/15/06	251,875
250,000	Halliburton Co.	6.00%	08/01/06	251,226
250,000	Steelcase Inc.	6.375%	11/15/06	250,098
250,000	Goodyear Tire & Rubber Co.	6.625%	12/01/06	250,000
250,000	Sherwin-Williams Co.	6.85%	02/01/07	255,203
250,000	Goodyear Tire & Rubber Co.	8.50%	03/15/07	255,625
250,000	Continental Airlines (d)	6.32%	11/01/08	248,506
350,000	Corning Inc.	6.30%	03/01/09	359,234
500,000	SUPERVALU Inc.	7.875%	08/01/09	529,491
127,418	Delta Air Lines Inc. (d) (e)	7.379%	05/18/10	126,455
250,000	Daimler Chrysler	7.75%	01/18/11	273,532
250,000	Hertz Corp.	7.40%	03/01/11	242,500
450,000	Northwest Airlines (d) (e)	6.841%	04/01/11	435,986
250,000	General Foods Corp.	7.00%	06/15/11	249,257

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	$243,750
200,000	Ford Motor Co.	9.50%	09/15/11	170,000
250,000	Delta Air Lines Inc. (d) (e)	7.111%	09/18/11	245,649
250,000	American Airlines Inc. (d)	7.858%	10/01/11	263,590
250,000	Kerr McGee Corp.	7.00%	11/01/11	250,000
250,000	Bombardier Inc. (a)	6.75%	05/01/12	231,250
250,000	General Motors Corp.	7.125%	07/15/13	165,000
250,000	Willamette Industries	7.125%	07/22/13	274,686
214,438	General American Transportation (d)	7.50%	02/28/15	210,531
250,000	Maytag Corp.	5.00%	05/15/15	230,000
250,000	Servicemaster Co.	7.10%	03/01/18	281,540
250,000	Daimler Chrysler	5.65%	06/15/18	226,551
350,000	PPG Industries	7.40%	08/15/19	402,138
500,000	Wyeth	6.45%	02/01/24	540,755
500,000	Toro Co.	7.80%	06/15/27	584,263
				8,298,691

	UTILITIES 1.6%
250,000	Monongahela Power Co., Inc.	5.00%	10/01/06	249,873
250,000	Xcel Energy Inc.	7.00%	12/01/10	269,058
250,000	TECO Energy, Inc.	7.00%	05/01/12	262,500
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	271,306
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	248,971
250,000	South Jersey Gas Co.	7.125%	10/22/18	288,782
250,000	United Utilities	5.375%	02/01/19	244,914
				1,835,404
	TOTAL CORPORATE BONDS			16,764,137

	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
276,400	Noram Energy	6.00%	03/15/12	275,018

Number of Shares	Security Description		Market Value

	NON-CONVERTIBLE PREFERRED STOCK 0.2%
	FINANCIAL 0.2%
10,000	St. Paul Capital Trust I	7.60%	$256,500

	TOTAL FIXED INCOME SECURITIES (cost $41,154,075)		$41,352,000

	COMMON STOCKS 62.7%

	BASIC INDUSTRIES 6.3%
65,000	Bemis Co., Inc.		1,811,550
80,000	H. B. Fuller Co.		2,565,600
125,000	The Valspar Corp.		3,083,750
			7,460,900
	CAPITAL GOODS 6.3%
76,000	Graco Inc.		2,772,480
20,000	Ingersoll-Rand Co. Ltd.		807,400
47,000	MTS Systems Corp.		1,628,080
64,000	Pentair, Inc.		2,209,280
			7,417,240
	CONSUMER CYCLICAL 2.7%
60,000	Briggs & Stratton Corp.		2,327,400
15,000	Genuine Parts Co.		658,800
30,000	Sturm, Ruger & Co., Inc.		210,300
			3,196,500
	CONSUMER STAPLE 6.4%
37,000	General Mills, Inc.		1,824,840
12,000	Hershey Foods Corp.		663,000
61,000	Hormel Foods Corp.		1,993,480
22,000	Kimberly-Clark Corp.		1,312,300
40,000	Newell Rubbermaid Inc.		951,200
25,000	SUPERVALU Inc.		812,000
			7,556,820

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)

	DIVERSIFIED 4.6%
42,000	General Electric Co.	$1,472,100
50,000	3M Co.	3,875,000
		5,347,100
	ENERGY 7.2%
25,000	BP p.l.c. ADR (c)	1,605,500
25,000	Burlington Resources Inc.	2,155,000
26,000	Exxon Mobil Corp.	1,460,420
24,000	Murphy Oil Corp.	1,295,760
20,000	Schlumberger, Ltd.	1,943,000
		8,459,680
	FINANCIAL 13.3%
15,000	American Express Co.	771,900
28,000	Associated Banc-Corp.	911,400
20,000	Bank of America Corp.	923,000
20,000	Jefferson-Pilot Corp.	1,138,600
45,000	JPMorgan Chase & Co., Inc.	1,786,050
31,000	Merrill Lynch & Co., Inc.	2,099,630
38,000	The St. Paul Travelers Companies, Inc.	1,697,460
50,000	TCF Financial Corp.	1,357,000
55,000	U.S. Bancorp	1,643,950
53,000	Wells Fargo & Co.	3,329,990
		15,658,980
	HEALTH CARE 7.2%
50,000	Baxter International Inc.	1,882,500
50,000	Bristol-Myers Squibb Co.	1,149,000
17,000	Johnson & Johnson	1,021,700
27,000	Merck & Co., Inc.	858,870
86,000	Pfizer Inc.	2,005,520
35,000	Wyeth	1,612,450
		8,530,040

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)

	TECHNOLOGY 7.2%
70,000	Corning Inc. (b)	$1,376,200
10,000	eFunds Corp. (b)	234,400
49,000	Emerson Electric Co.	3,660,300
54,000	Honeywell International Inc.	2,011,500
15,000	International Business Machines Corp.	1,233,000
		8,515,400
	UTILITIES 1.5%
35,000	Verizon Communications Inc.	1,054,200
40,000	Xcel Energy Inc.	738,400
		1,792,600
	TOTAL COMMON STOCKS (cost $45,634,714)	$73,935,260

	SHORT-TERM INVESTMENTS 1.7%
2,001,227	First American Prime Obligations Fund, Class I (cost $2,001,227)	$2,001,227

	TOTAL INVESTMENTS 99.4% (cost $88,790,016)	$117,288,487

	OTHER ASSETS AND LIABILITIES (NET) 0.6%	658,769

	TOTAL NET ASSETS 100.0%	$117,947,256

(a)    Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors.  As of December 31, 2005, these securities represented 1.4% of total net assets.

(b)   Non-income-producing

(c)    American Depository Receipt

(d)   Asset-backed securities – As of December 31, 2005, these securities represented 1.3% of total net assets.

(e)    Security is in default as of December 31, 2005.

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at market value (cost $88,790,016) (Note 1)	$117,288,487
Receivable for Fund shares sold	43,921
Dividends and interest receivable	789,573
118,121,981
LIABILITIES
Payable for Fund shares redeemed	107,420
Accrued investment management fee (Note 2)	59,839
Accrued fund administration fee (Note 2)	1,000
Accrued expenses and other liabilities	6,466
174,725
NET ASSETS	$117,947,256

NET ASSETS CONSIST OF:
Capital	201,896
Additional paid-in capital	89,241,014
Accumulated net realized gain on investments	5,875
Net unrealized appreciation of investments	28,498,471
TOTAL NET ASSETS	$117,947,256

Fund shares issued and outstanding (par value $0.10 per share, 10,000,000 authorized)	2,018,956

Net asset value per share	$58.42

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF OPERATIONS

Year ended December 31, 2005

INVESTMENT INCOME
Income:
Dividends	$1,648,327
Interest	2,279,272
TOTAL INCOME		$3,927,599

Expenses:
Investment management fees (Note 2)	642,343
Fund administration fees (Note 2)	10,706
Fund accounting	54,413
Directors compensation (Note 2)	8,150
Transfer agent fees	33,725
Custodian fees	13,462
Legal and audit fees	44,090
Other Expenses	87,806
TOTAL EXPENSES		894,695
NET INVESTMENT INCOME		3,032,904

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	388,077
Net change in unrealized appreciation/depreciation of investments	1,559,162
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		1,947,239

NET INCREASE IN NET ASSETS FROM OPERATIONS		$4,980,143

See accompanying ‘Notes to Financial Statements’.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31
	2005	2004
OPERATIONS
Net investment income	$3,032,904	$2,143,345
Net realized gain on investments sold	388,077	653,218
Net change in unrealized appreciation of investments	1,559,162	6,088,201
NET INCREASE IN NET ASSETS FROM OPERATIONS	4,980,143	8,884,764

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,042,059)	(2,137,895)
Net realized gain	(378,982)	(542,267)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(3,421,041)	(2,680,162)

CAPITAL TRANSACTIONS
Proceeds from shares sold	34,133,770	24,944,371
Reinvestment of distributions from net investment income and net realized gains	3,067,543	2,362,436
Cost of shares redeemed	(11,482,496)	(6,719,678)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	25,718,817	20,587,129

TOTAL INCREASE IN NET ASSETS	27,277,919	26,791,731

NET ASSETS
Beginning of year	90,669,337	63,877,606
End of year (including accumulated undistributed net investment income of $0 and $5,450, respectively)	$117,947,256	$90,669,337

FUND SHARE TRANSACTIONS
Shares sold	592,754	451,777
Shares issued for reinvested distributions	52,908	42,041
Shares redeemed	(199,105)	(122,041)

NET INCREASE IN FUND SHARES	446,557	371,777

See accompanying ‘Notes to Financial Statements’.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in diversified securities, including bonds, preferred stocks, common stocks, federal agency obligations and other securities convertible into common stock.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors.  Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price.  If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.  Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.  The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.  As of December 31, 2005, no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income, including premium amortization and discount accretion, is recorded on an accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  The Fund is charged an investment management fee equal to 0.60% of average daily net assets per annum and a fund administration fee equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

The owners of the Adviser include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund.  Mr. Frels does not receive compensation in his role as an interested director of the Fund.  Edward C. Stringer, formerly an interested director who is not a principal officer of the Fund, became an independent director effective June 30, 2005, when he resigned from the law firm which had been legal counsel to the Fund until September 30, 2005.  Mr. Stringer received $900 in compensation from the Fund as an interested director in 2005.

Note 3 – Indemnifications

In the normal course of business the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

On the Statement of Assets and Liabilities, the following reclassification was made during the year ended December 31, 2005:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$3,705	$(3,705)

Income and capital gain distributions are determined in accordance with income tax regulations, which differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$3,042,059	$2,174,223
Long-term capital gains	378,982	505,939
	$3,421,041	$2,680,162

At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$88,790,016

Gross unrealized appreciation	$30,011,387
Gross unrealized depreciation	(1,512,916)
Net unrealized appreciation	$28,498,471

Undistributed ordinary income	$5,220
Undistributed long-term capital gains	655
Total distributable earnings	$5,875

Total accumulated earnings	$28,504,346

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments during the year ended December 31, 2005, aggregated $15,438,385 and $1,794,560, respectively.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios — for each share of capital stock outstanding throughout each year)

	Year ended December 31
	2005	2004	2003		2002	2001

Per share
Net asset value, beginning of year	$57.66	$53.20	$45.09		$49.71	$51.86

Income from investment operations:
Net investment income	1.58	1.53	1.41		1.46	1.45
Net realized and unrealized gain (loss)	0.96	4.80	8.21		(4.63)	(2.15)
Total from investment operations	2.54	6.33	9.62		(3.17)	(0.70)

Distributions to shareholders from:	(1.59)	(1.52)	(1.43)		(1.45)	(1.45)
Net investment income
Net realized gains	(0.19)	(0.35)	(0.08)		—	—
Return of capital	—	—	(0.00	)(a)	—	—
Total distributions	(1.78)	(1.87)	(1.51)		(1.45)	(1.45)

Net asset value, end of year	$58.42	$57.66	$53.20		$45.09	$49.71

Total return	4.5%	12.0%	21.6%		(6.4)%	(1.3)%
Net assets, end of year (000s omitted)	$117,947	$90,669	$63,878		$43,261	$42,037

Ratios/supplemental data:
Ratio of expenses to average net assets	0.84%	0.92%	0.94%		0.99%	0.95%
Ratio of net investment income to average net assets	2.84%	2.86%	3.01%		3.11%	2.89%
Portfolio turnover rate	13.49%	8.91%	7.02%		10.92%	16.49%

(a)  Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

See accompanying ‘Notes to Financial Statements’.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2006

FUND EXPENSES  (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (July 1, 2005 through December 31, 2005) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period.  You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.   The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Actual return	$1,000	$1,037.20	$4.26
Hypothetical assumed 5% return	$1,000	$1,025.21	$4.24

*The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.83%, multiplied by the average account value over the Fund’s second fiscal half-year, multiplied by the number of days in the Fund’s second fiscal half-year (184 days) divided by 365 days.

PROXY VOTING  (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS  (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semiannual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at 1-800-304-7404.  The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov.  Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling Customer Service at 1-800-304-7404.

Name (age) and address(1)	Position(s) held with the Fund and length of time served(2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by trustee
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (66)	President and Director since 1992	• President of the Investment Adviser (2002 to present). • Treasurer of the Investment Adviser (1996 to present). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (57)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser	N/A	N/A

Jon A. Theobald (60)	Secretary since 2003; Chief Compliance Officer since 2004.

•            Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to present).

•            Senior Vice President, U.S. Trust Company (2001 to 2002).

•            Executive Vice President, Resource Trust Company (1996 to 2001).

			N/A	N/A

Lisa J. Hartzell (60)	Treasurer since 1996	• Manager of Mutual Fund Services of the Investment Adviser. • Vice President of the Investment Adviser (July 2004 to present).	N/A	N/A

Name (age) and address(1)	Position(s) held with the Fund and length of time served(2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by trustee
DISINTERESTED DIRECTORS

Charlton Dietz (74) 30 Seventh Street East Suite 3050 St. Paul, MN 55101	Board Chair since 2004; Director since 1997	• Retired Senior Vice President, Legal Affairs and General Counsel, 3M Company.	2	N/A

Norbert J. Conzemius (64)	Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (52)	Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation. • Vice President Corporate Human Resources, IA (2000), McLeod USA/Ovation Communications.	2	N/A

Edward C. Stringer (70)	Director since 2002	• Retired attorney (2002 to June 30, 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

(1)     Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN  55101.

(2)     Each Director serves until elected at each annual meeting or until his successor is appointed.  Each officer is elected annually.

MAIRS AND POWER BALANCED FUND, INC.

A No-Load Fund

For Any Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, Wisconsin 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Ernst & Young LLP

Suite 1400, 220 South Sixth Street

Minneapolis, Minnesota 55402

Item 2.                     Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.                    Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees
2004	$20,800	$5,780	$3,852	None
2005	$22,450	$2,500	$4,066	None

(e)(1)       The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services.  The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $4,850 for the fiscal year ending December 31, 2005.

(e)(2)       All of the services described in columns (b) through (d) in the table above that were provided on or after May 6, 2004, were approved in advance by the registrant’s Audit Committee.  None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $3,852 for the fiscal year ended December 31, 2004 and $4,066 for the fiscal year ended December 31, 2005.  The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $3,103 for the fiscal year ended December 31, 2004 and $3,317 for the fiscal year ended December 31, 2005.

(h)           The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5.                    Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                    Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                    Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.                    Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

Not applicable to registrant.

Item 10.                  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures

a)             The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)            There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1)       Code of Ethics

Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as Exhibit 12(a)(1) to this form.

(a)(2)       Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3)       Not applicable.

(b)           Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	February 28, 2005

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	February 28, 2005

*  Print the name and title of each signing officer under his or her signature.